Supplement dated November 13, 2013

to

Prospectus dated May 14, 2013

_________________________________________

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated May 14, 2013 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest.

This supplement updates the Prospectus as follows: (i) reflects the Company’s entry into the Expense Support and Conditional Reimbursement Agreement (the “Reimbursement Agreement”) with our Adviser; and (ii) reflects the change of the Company’s closings from a semi-monthly to weekly basis.

_________________________________________

This supplement amends the Prospectus as follows:

EXPENSE SUPPORT AND CONDITIONAL REIMBURSEMENT AGREEMENT

On November 11, 2013, we and our Adviser entered into the Reimbursement Agreement pursuant to which, until December 31, 2013 or a prior date mutually agreed to by both parties, our Adviser, at its sole discretion and in consultation with the Company, will pay to the Company up to 100% of the Company’s Operating Expenses (as defined in the Reimbursement Agreement) (“Expense Support Payment”) in any quarter in order for the Company to achieve a reasonable level of expenses in relation to its investment income. Pursuant to the terms of the Reimbursement Agreement, our board of directors may determine that it is appropriate in the future to reimburse our Adviser for all or any portion of Expense Support Payments made pursuant to the Reimbursement Agreement, which reimbursements would be equal to the unreimbursed Expense Support Payments, or such lesser amount as determined appropriate by our board of directors, following any quarter in which our board of directors determines that the Company has achieved the Operating Expense Objective (as defined in the Reimbursement Agreement). Any repayment of Expense Support Payments will be made within a period not to exceed three years from the date each respective Expense Support Payment is made. This supplement updates the Prospectus to include this information where appropriate throughout the Prospectus.

COVER PAGE

This supplement replaces the last two sentences of the fourth full paragraph of the cover page of the Prospectus with the following:

We held our initial closing on September 17, 2012 and have conducted semi-monthly closings since our initial closing. We now intend to conduct our closings on a weekly basis commencing some time during the fourth quarter 2013. All subscription payments are placed in a segregated interest-bearing account and held in trust for our subscribers’ benefit, pending release to us at the next scheduled weekly closing.

PROSPECTUS SUMMARY

This supplement replaces the fifth and sixth sentences in the section entitled “Prospectus Summary–Plan of Distribution” on page 10 of the Prospectus with the following:

We held our initial closing on September 17, 2012 and have conducted semi-monthly closings since our initial closing. We now intend to conduct closings on a weekly basis commencing some time during the fourth quarter 2013. All subscription payments are placed in a segregated interest-bearing account and held in trust for our subscribers’ benefit, pending release to us at the next scheduled weekly closing.

This supplement replaces the second sentence of the first full paragraph in the section entitled “Prospectus Summary–How to Subscribe” on page 11 of the Prospectus with the following:

We intend to accept subscriptions and admit new stockholders at weekly closings.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

This supplement replaces the second question and answer on page 28 of the Prospectus with the following:

Q: How do I subscribe for shares of common stock?

A: If you meet the net worth and suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subject to the requirements of state securities regulators with respect to sales to residents of their state, there is no minimum number of shares required to be sold in this offering. We held our initial closing on September 17, 2012 and have conducted semi-monthly closings since our initial closing. We now intend to conduct closings on a weekly basis commencing some time during the fourth quarter 2013. All subscription payments are placed in a segregated interest-bearing account and held in trust for our subscribers’ benefit, pending release to us at the next scheduled weekly closing. Subscriptions are accepted or rejected by us within 30 days of receipt by us and, if rejected, all funds are returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

RISK FACTORS

This supplement replaces the first sentence of the risk factor entitled “Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.” on page 49 of the Prospectus with the following:

The purchase price at which you purchase shares of common stock will be determined at each weekly closing date to ensure that shares of common stock are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value.

MANAGEMENT

This supplement replaces the section entitled “Management—Committees of the Board of Directors—Pricing Committee” on page 96 of the Prospectus with the following:

We are prohibited from selling shares of our Common Stock at a price below current net asset value, exclusive of any distributing commission or discount. The Pricing Committee is responsible for assisting the board of directors in ensuring that the shares sold at weekly closings in our continuous offering do not contravene this restriction. The Pricing Committee considers various factors, including, but not limited to, the valuations of our investment portfolio provided by our Advisers in determining whether the standard has been met. Messrs. Hazen and Hartman currently serve as the members of our Pricing Committee.

PLAN OF DISTRIBUTION

This supplement replaces the first through third sentences of the third full paragraph of the section entitled “Plan of Distribution–General” on page 150 of the Prospectus with the following:

We held our initial closing on September 17, 2012 and have conducted semi-monthly closings since our initial closing. We now intend to conduct closings on a weekly basis commencing some time during the fourth quarter 2013. Subject to the requirements of state securities regulators with respect to sales to residents of their states, there is no minimum number of shares required to be sold in this offering. All subscription payments are placed in a segregated interest-bearing account and held in trust for our subscribers’ benefit, pending release to us at the next scheduled weekly closing.

_________________________________________